UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               September 24, 2007
                Date of Report (Date of earliest event reported)

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                            PRO-PHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)

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           NEVADA                      000-32877               04-3562325
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                     Identification No.)

                                 7 WELLS AVENUE
                              NEWTON, MASSACHUSETTS
                                      02459
               (Address of Principal Executive Offices) (Zip Code)

                                 (617) 559-0033
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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        Exchange Act (17 CFR 240.13e-4(c))

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Change in Directors or Principal Officers, Financial Statements and Exhibits

Item 5.02. Departure of Directors or Principal Officers; Election of Directors:
Appointment of Principal Officers.

On September 24, Pro-Pharmaceuticals, Inc. ("the Company") announced that Theodore H. Zucconi, Ph.D., has been named President, a position previously held by David Platt, Ph.D., who will continue to serve as Chief Executive Officer and Chairman of the Board of Directors. Dr. Zucconi also has been nominated to serve on the Company's Board of Directors.



Item 9.01   Financial Statements and Exhibits.
            (d) Exhibits.
            News Release of Pro-Pharmaceuticals, Inc., dated September 24, 2007.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 PRO-PHARMACEUTICALS, INC.

                                                 By:    /s/ David Platt
                                                        ------------------------
                                                        David Platt
                                                        Chief Executive Officer

Date: September 24, 2007
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                                  EXHIBIT INDEX


Exhibit
Number      Exhibit
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99.1        News Release of Pro-Pharmaceuticals, Inc., dated September 24, 2007.